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Exhibit 10.2

Amendment to Amended and Restated 1997 Non-Employee Directors Stock Plan

         RESOLVED, that the On Command Corporation 1997 Non-Employee Directors Stock Plan shall be amended to change the definition of "Independent Director" to "a Director who is not an officer or employee of the Company or an officer or employee of Liberty Media Corporation or of any of its direct or indirect subsidiaries.

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  Exhibit 10.2
Amendment to Amended and Restated 1997 Non-Employee Directors Stock Plan